EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Targanta Therapeutics Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2007 as filed with the SEC on the date hereof (the “Report”), Mark Leuchtenberger, Chief Executive Officer of the Company, and George Eldridge, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Targanta Therapeutics Corporation and will be retained by Targanta Therapeutics Corporation and furnished to the SEC or its staff upon request.

/s/ Mark Leuchtenberger
Mark Leuchtenberger
Chief Executive Officer
November 15, 2007

/s/ George Eldridge
George Eldridge
Chief Financial Officer
November 15, 2007